Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked by a series of asterisks.

                               THIRD AMENDMENT TO
                         RESEARCH AND LICENSE AGREEMENT

      THIS THIRD  AMENDMENT  TO RESEARCH  AND  LICENSE  AGREEMENT  (this  "Third
Amendment") is made this 30th day of August 2000, by and among SRI International, a California nonprofit public benefit corporation with a place of business located at 333 Ravenswood Avenue, Menlo Park, California 94025-3493 ("SRI"), Sarnoff Corporation, a Delaware corporation wholly-owned subsidiary by SRI with a place of business located at 201 Washington Road, Princeton, New Jersey 08540 ("Sarnoff"), and STC Technologies, Inc., a Delaware corporation with a place of business located at 150 Webster Street, Bethlehem, Pennsylvania 18015 ("STC").

                                   BACKGROUND

      SRI, Sarnoff and STC entered into that certain Research and License Agreement dated April 26, 1995 (the "Original Agreement"), as amended by that certain First Amendment to Research and License Agreement dated September 1, 1995 (the "First Amendment") and that certain Second Amendment to Research and License Agreement dated June 6, 1999 (the "Second Amendment"). SRI, Sarnoff and STC desire to amend the Agreement a third time as set forth in this Third Amendment.

      NOW, THEREFORE, SRI, Sarnoff and STC, each intending to be legally bound hereby, covenant and agree as follows:

1. DEFINITIONS.
   -----------

          1.1 Capitalized terms not otherwise defined in this Third Amendment shall have the meanings given to them in the Original Agreement.

          1.2 "Commercial Sales of Labels" means the sale of Labels for use or consumption by the general public; provided, however, that sales of Labels for research, development, investigation, clinical trials and/or evaluation shall not be deemed sales for use or consumption by the general public, unless the price for such Labels is in excess of cost (determined in a manner identical to the Cost of Product) plus twenty percent (20%).

          1.3 "Lateral Flow Commercialization Agreement" means the agreement (or, if more than one agreement, the combination of agreements) between STC and a Third Party regarding commercialization of the Licensed Know-How and SRI Patents (including, without limitation, option agreements, research agreements, development agreements, sublicense agreements and supply agreements) in a lateral flow application. By way of example, the combination of agreements between STC and Drager Sicherheitstechnik GmbH and between STC and Meridian Diagnostics regarding the the Licensed Know-How and SRI Patents are each Lateral Flow Commercialization Agreements.

          1.4 "Lateral Flow Commercialization Agreement Proceeds" means the proceeds received by STC under Lateral Flow Commercialization Agreements in the period beginning

January 1, 2000 and ending on the expiration of the Original Agreement, including, without limitation, options fees, research and development fees, sublicense fees, royalties and commissions but specifically excluding proceeds from sales of Products by STC and its Affiliates to Third Parties.

          1.5 "Net Sales of Labels" means the proceeds received by STC from the Commercial Sales of Labels to independent customers who are not Affiliates, less
(a) credits, allowances, discounts and rebates to, and chargebacks from the account of, such independent customers for spoiled, damaged, out-dated, rejected or returned Labels; (b) actual freight and insurance costs incurred in transporting such Labels in final form to such customers; (c) cash, quantity and trade discounts; and (d) sales, use, value-added and other taxes or governmental charges incurred in connection with the exportation or importation of such Labels in final form.

          1.6 "Other Commercialization Agreement" means the agreement (or, if more than one agreement, the combination of agreements) between STC and a Third Party regarding the commercialization of the Licensed Know-How and SRI Patents (including, without limitation, option agreements, research agreements, development agreements, sublicense agreements and supply agreements), which agreement is not a Sublicense Agreement or a Lateral Flow Commercialization Agreement.

          1.7 "Other Commercialization Agreement Proceeds" means the proceeds received by STC under Other Commercialization Agreements including, without limitation, royalties, marketing fees, license fees, commission fees, sublicense fees and option fees but specifically excluding: (a) proceeds from sales of Products by STC and its Affiliates to Third Parties; and (b) proceeds received by STC under Other Commercialization Agreements in respect of research and development activities.

          1.8 "Sublicense Agreement" means the agreement (or, if more than one agreement, the combination of agreements) between STC and a Third Party: (a) in which STC grants such Third Party the right to make, use or sell Products under the the Licensed Know-How and SRI Patents within a particular market in the Field in the Territory; (b) under which STC (or SRI, by subcontract from STC) may perform research and development services for such Third Party; (c) under which STC does not make Commercial Sales of Products to such Third Party; and
(d) under which STC may sell Labels to such Third Party.

2. AMENDMENTS TO THE ORIGINAL AGREEMENT.
   ------------------------------------

          2.1 Article 6 of the Original Agreement is hereby deleted in its entirety and replaced with the following provisions:

            "6.1 License and Maintenance Fees. During the term hereof, STC shall also pay to SRI an annual maintenance fee of *********** no later than January 5 of each calendar year. Such license and maintenance fees are non-refundable and non-creditable against future royalties. SRI hereby acknowledges that STC has already paid the annual maintenance fee for the 2000 calendar year."

            "6.2  Royalties.

                  6.2.1 Royalties on Commercial Sales of Products. As additional consideration for the license granted to STC to the Licensed Know-How and the SRI Patents in connection with the manufacture, use and sale of Products, during the Royalty Term, STC shall pay to SRI royalties equal to ************* of Net Sales of Products by STC and its Affiliates, including all Commercial Sales of Products to Third Parties under Lateral Flow Commercialization Agreements and Other Commercialization Agreements."

                  "6.2.2 Sublicense Agreements. As additional consideration for the license granted to STC to the Licensed Know-How and the SRI Patents in connection with the granting of Sublicense Agreements, during the Royalty Term, STC shall pay SRI: (a) ********* of all proceeds received by STC in respect of research and/or development services actually performed by STC under Sublicense Agreements; (b) ************************ of Net Sales of Labels; and
(c) *************** of all other proceeds received by STC under Sublicense Agreements, but excluding amounts in respect of sales of Labels, which sales are not Commercial Sales of Labels."

                  "6.2.3 Lateral Flow Commercialization Agreement Proceeds. As additional consideration for the license granted to STC to the Licensed Know-How and the SRI Patents in connection with the manufacture, use and sale of Products, during the Royalty Term, STC shall pay royalties to SRI in an amount equal to *************** of Lateral Flow Commercialization Agreement Proceeds."

                  "6.2.4 Other Commercialization Agreements. As additional consideration for the license granted to STC to the Licensed Know-How and the SRI Patents in connection with the manufacture, use and sale of Products, during the Royalty Term, STC shall pay royalties to SRI in an amount equal to:
(a)  ******************** of Other  Commercialization  Agreement Proceeds;  plus
(b) ************** of all proceeds received by STC in respect of research and/or development services actually performed by STC under under Other Commercialization Agreements .

                  "6.2.5.  Credits.  STC may  credit  amounts  due to SRI  under
Section 6.2 against the minimum annual royalty set forth in Section 6.4 until such time as all credits taken pursuant to Section 6.2 for the calendar year equal the applicable minimum annual royalty set forth in Section 6.4."

            "6.3  Royalties on Instrument Products.  INTENTIONALLY DELETED."

            "6.4 Minimum Annual Royalty.  During the Royalty Term, STC shall pay
SRI  minimum   annual   royalties  of  *********  for  calendar  year  2000  and
*************** no later than January 5 of each calendar year thereafter."

            "6.5  Sublicense Fee.  INTENTIONALLY DELETED."

            "6.6 Third Party Royalties. With respect to any Product sold in any country by STC, its Affiliates or sublicensees, if STC is required to pay royalties to any Third Party in order to exercise its rights hereunder to practice any process or method, or to make, use or sell any composition, which is the subject of a Blocking Patent in such country, then STC shall have the rights to withhold and/or reduce royalty payments (including royalty payments in respect of Lateral Flow Commercialization Agreements, Other Commercialization Agreements, and Sublicense Agreements), in accordance with the terms set forth in Article 10 hereof.

            "6.7  Reagent Rental Royalties.  INTENTIONALLY DELETED."

          2.2 Section 7.1 of the Original Agreement is hereby amended as follows:

          2.2.1 the phrase "following the First Commercial Sale of a Product" in the first sentence is hereby deleted; and

          2.2.2 subsections (f) and (g) of the first sentence are hereby deleted in their entirety and replaced with the following provisions:

            "(f) the aggregate amount of proceeds received by STC in respect of Sublicense Agreements during the reporting period and a calculation of the royalties payable to SRI in respect of Sublicense Agreements, as set forth in
Section 6.2.2; (g) the aggregate amount of Lateral Flow Commercialization Agreement Proceeds received by STC during the reporting period and a calculation of the royalties payable to SRI in respect of Lateral Flow Commercialization Agreement Proceeds, as set forth in Section 6.2.3; (h) the aggregate amount of Other Commercialization Agreement Proceeds and research and development fees in respect of Other Commercialization Agreements received by STC during the reporting period and a calculation of the royalties payable to SRI in respect of such amounts, as set forth in Section 6.2.4; and (i) the aggregate royalties payable on Net Sales of Product and Net Sales of Labels for such reporting period, the aggregate royalties in respect of Sublicense Agreements payable for such reporting period, the aggregate royalties in respect of Lateral Flow Commercialization Agreement Proceeds payable for such reporting period, the aggregate royalties in respect of Other Commercialization Agreement Proceeds payable for such reporting period and the calculation of royalties, net of credits, payable to SRI for such reporting period."

          2.3 Subsection (a) of Section 10.1.5 of the Original Agreement is hereby deleted in its entirety and replaced with the following provision:

            "(a) The royalty rate for Products sold in such country shall be reduced by the rate of the royalty bearing license agreement with such Third Party, but shall not be less than *******************; or"

          2.4 Sections 12.2, 12.3.1,  12.3.2,  12.3.3 and 12.3.4 of the Original
Agreement are hereby deleted in their entirety and replaced with the following provisions:

            "12.2 Invention Responsibilities.  Subject to the provisions of this
Article 12, STC shall be responsible for and shall control the preparation, filing, prosecution and maintenance of patent applications and patents regarding Inventions. SRI, Sarnoff and STC each shall cooperate with the other parties and shall execute all lawful papers and instruments and make all rightful oaths and declarations as may be necessary in the preparation, filing, prosecution and maintenance of all patent applications and patents as referred to in this section."

            "12.3 License Patents.

                  12.3.1 Prosecution of SRI Patents. STC shall exert its reasonable commercial efforts to file and prosecute patent applications included in the SRI Patents in the*******************************************************
and such other countries as STC and SRI shall mutually agree, and to maintain any resulting patents during the term of this Agreement. At STC's discretion, such foreign filing may be initiated through the Patent Cooperation Treaty designating such countries. STC shall provide SRI with copies of each such patent application as filed, together with notice of its filing date and serial number, and copies of all office actions and responses thereto. In addition, prior to taking any actions upon or after the Effective Date, STC will consulting with SRI and its patent counsel in respect of patent strategy and other matters in connection with the prosecution and maintenance of the SRI Patents. STC shall amend or modify any patent application or other filing, as reasonably requested by SRI. Upon and after the issuance of patents included within the SRI Patents and until the termination of this Agreement, STC shall be obligated to maintain such patents in full force and effect.

                  12.3.2 Prosecution of Phosphor Patents. STC shall exert its reasonable commercial efforts to file and prosecute patent applications included in the Phosphor Patent in the***************************** and such other countries as STC and Sarnoff shall mutually agree, and to maintain any resulting patents during the term of this Agreement. At STC's discretion, such foreign filing may be initiated through the Patent Cooperation Treaty designated such countries. STC shall provide Sarnoff with copies of each such patent application as filed, together with notice of its filing date and serial number, and copies of all office actions and responses thereto. In addition, prior to taking any actions upon or after the Effective Date, STC will consulting with Sarnoff and its patent counsel in respect of patent strategy and other matters in connection with the prosecution and maintenance of the Phosphor

Patent. STC shall amend or modify any patent application or other filing, as reasonably requested by Sarnoff. Upon and after the issuance of patents included within the Phosphor Patent and until the termination of this Agreement, STC shall be obligated to maintain such patents in full force and effect.

                  12.3.3 Prosecution and Maintenance Expenses; Reporting. STC shall bear all fees, costs and expenses incurred in prosecuting and maintaining the patents and patent applications included within the Licensed Patents that are issued or filed as of August 30, 2000. In addition, STC shall bear all fees, costs and expenses incurred in connection with performing its maintenance obligations under Section 12.2. In addition, STC shall bear all fees, costs and expenses incurred in connection with performing its preparation, filing and prosecution obligations under Section 12.2, except that with respect to SRI Inventions and Sarnoff Inventions, STC's obligations to bear all fees, costs and expenses shall be capped at ******************* per calendar year (including calendar year 2000). If the fees, costs and expenses incurred in connection with the preparation, filing and prosecution of the SRI Inventions and Sarnoff Inventions exceed ***************** in any calendar year, then SRI shall reimburse STC for all such excess fees, costs and expenses. SRI shall pay STC such reimbursements no later than thirty (30) days following the presentment of accurate and complete invoices and other supporting documentation as SRI reasonably requests (which presentment shall occur on a calendar quarterly basis). Such invoices and other supporting documentation shall include a report detailing STC's filing, prosecution and maintenance activities with respect to the Licensed Patents during the most recently completed calendar quarter.

                  12.3.4 Prosecution by SRI or Sarnoff. If STC should decide against or fail to file, prosecute or maintain a patent application or patent as required by Sections 12.2, 12.3.1. or 12.3.2, STC will notify SRI or Sarnoff, as applicable, in a timely manner. SRI, in the case of the SRI Patents, and Sarnoff, in the case of the Phosphor Patent, shall have the right, at their expense, to file, prosecute and/or maintain such application or patent in any such country. In any such case, STC shall, if requested, assist and cause its employees to assist SRI and Sarnoff in every reasonable way (with out of pocket expenses to be reimbursed by SRI and Sarnoff), including the execution of documents, to enable SRI and Sarnoff to take such action. In the event that SRI or Sarnoff desires to assign a particular patent application or patent in any country to STC and STC agrees to accept such assignment, STC agrees to grant to SRI and Sarnoff, in fields of use other than the Field, an exclusive license in the particular patent application or patent in that country, with right to sublicense. Each party agrees, upon request, to inform the other parties of the status of any application of patent in which such other parties has rights as provided in this Agreement."

          2.5 Section 13.1 of the Original Agreement is hereby amended by replacing the phrase "Sections 6.2 and 6.3" with the phrase "Section 6.2".

3. EXPENSE REIMBURSEMENT.  STC shall pay SRI ********************* no later than
   ---------------------
thirty (30) days following the date of this Third Amendment. SRI represents and acknowledges that such payment represents complete reimbursement of all patent filing, prosecution and maintenance fees due through July 31, 2000.

4. BUSINESS DEVELOPMENT MARKET  OPPORTUNITIES.  Notwithstanding  anything to the
   ------------------------------------------
contrary in the Original Agreement and without limiting SRI's and Sarnoff's right to pursue opportunities in the Field that do not involve use of the SRI Know-How or practice of the SRI Patents, following the execution of this Third Amendment SRI or Sarnoff may, from time to time, notify STC in writing of specific opportunities to perform research services with respect to the SRI Know-How and SRI Patents solely in the markets in the Field marked as applicable on Schedule 1 attached to to this Third Amendment (each, a "Business Development Market Opportunity"). Each such notice shall list in reasonable detail the specifics of the Business Development Market Opportunity including the identity of the prospective customer or sublicensee. If STC, in its sole discretion, decides not to pursue a particular Business Development Market Opportunity, STC shall have no obligation to license SRI or Sarnoff under the SRI Know-How or SRI Patents in the Field with respect to such Business Development Market Opportunity. If STC, in its discretion, decides to pursue a particular Business Development Market Opportunity, STC shall subcontract to SRI or Sarnoff any research services that STC is required to perform in respect of such Business Development Market Opportunity under STC's standard terms and conditions for subcontracted services and at SRI's or Sarnoff's standard commercial rates for time and materials in perfoming the services; provided that STC shall have no obligation to subcontract such research services to SRI or Sarnoff if: (a) STC was already aware of such Business Development Market Opportunity (as determined in good faith by STC); (b) SRI or Sarnoff is not qualified to perform such research services (as determined in good faith by STC); or (c) STC decides to perform such research services itself. As payment for the satisfactory performance of subcontracted research services in respect of a particular Business Development Market Opportunity, STC shall pay SRI or Sarnoff one hundred percent (100%) of the proceeds actually received by STC with respect to those portions of the research services subcontracted to SRI or Sarnoff in respect of such Business Development Market Opportunity less a deduction of **************** to compensate STC for its administrative expenses in respect of such Business Development Market Opportunity. The markets marked as applicable on the date of this Third Amendment shall be applicable for calendar year 2000 only. In January of each of calendar year thereafter, SRI, Sarnoff and STC shall mutually agree in writing as to the markets in which SRI and Sarnoff may pursue Business Development Market Opportunities during such calendar year which markets shall not include any of the markets which STC has determined to pursue itself (unless STC in its sole discretion agrees otherwise). Regardless of whether STC subcontracts research services to SRI or Sarnoff in respect of a Business Development Market Opportunity, this Section 4 shall not be construed as granting STC a license to any of SRI's intellectual property to which STC does not have rights under the Original Agreement. Any such license shall be negotiated by STC and SRI on a case-by-case basis.

5. REFERENCE TO AND EFFECT ON THE AGREEMENT.
   ----------------------------------------

          5.1 On and after the date of this Third Amendment, each reference in the Original Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other documents entered into in connection with the Original Agreement, shall mean and be a reference to the Original Agreement, as amended by the First Amendment, the Second Amendment and this Third Amendment.

          5.2 Except as specifically amended above, the Original Agreement (as amended by the First Amendment and the Second Amendment) shall remain in full force and effect and is hereby ratified and confirmed.

          5.3 The Original Agreement, as modified by the First Amendment, the Second Amendment and this Third Amendment, constitutes the entire understanding among the parties with respect to the subject matter thereof, and supersedes any prior understanding and/or written or oral agreements between them.

6. EXECUTION IN COUNTERPARTS.
   -------------------------

      This Third Amendment may be executed in any number of counterparts and by the different parties to this Third Amendment in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

7. GOVERNING LAW.
   -------------

      This Third Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law principles of any jurisdiction.

8. HEADINGS.
   --------

      Section headings in this Third Amendment are included for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

                            (SIGNATURE PAGE FOLLOWS)

      IN WITNESS WHEREOF, SRI, Sarnoff and STC have caused their duly authorized representatives to execute this Third Amendment to Research and License Agreement on the date first above written.


                                    SRI INTERNATIONAL



                                    By:/s/ Harold E. Kruth
                                        --------------------------------
                                    Name: Harold E. Kruth

                                    Title: Senior Vice President
                                           Ventures and Licensing



                                    SARNOFF CORPORATION



                                    By:/s/ William J. Burke
                                        --------------------------------
                                    Name: William J. Burke

                                    Title: Vice President Patents and Licensing



                                    STC TECHNOLOGIES, INC.



                                    By: /s/ Michael J. Gausling
                                        --------------------------------
                                          Michael J. Gausling, President

                                   SCHEDULE 1

                MARKETS FOR BUSINESS DEVELOPMENT OPPORTUNITIES
                             FOR CALENDAR YEAR 2000

- ----------------------------------------------------------------
      APPLICATION MARKETS         APPLICABLE    NOT APPLICABLE
- ----------------------------------------------------------------
- ----------------------------------------------------------------
**************************          *****
- ----------------------------------------------------------------
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**************************
- ----------------------------------------------------------------
- ----------------------------------------------------------------
**************************
- ----------------------------------------------------------------
- ----------------------------------------------------------------
**************************
- ----------------------------------------------------------------
- ----------------------------------------------------------------
**************************          *****
- ----------------------------------------------------------------
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**************************          *****
- ----------------------------------------------------------------
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**************************          *****
- ----------------------------------------------------------------


- ----------------------------------------------------------------
       PLATFORM MARKETS           APPLICABLE    NOT APPLICABLE
- ----------------------------------------------------------------
- ----------------------------------------------------------------
**************************          *****
- ----------------------------------------------------------------
- ----------------------------------------------------------------
**************************          *****
- ----------------------------------------------------------------
- ----------------------------------------------------------------
**************************          *****
- ----------------------------------------------------------------
- ----------------------------------------------------------------
**************************          *****
- ----------------------------------------------------------------
- ----------------------------------------------------------------
**************************          *****
- ----------------------------------------------------------------
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**************************          *****
- ----------------------------------------------------------------